Registration No. 333-45664

ICA No. 811-10123

As filed with the Securities and Exchange Commission on March 28, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 37

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:

Amendment No. 38

(Check Appropriate Box or Boxes)

The North Country Funds

(Exact Name of Registrant as Specified in Charter)

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

(Address of Principal Executive Offices)(Zip Code)

631-490-4300

(Registrant’s Telephone Number, Including Area Code)

James Colantino.

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

(Name and Address of Agent For Service)

With a copy to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).
☒	On March 31, 2024 pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

THE NORTH COUNTRY LARGE CAP EQUITY FUND

Ticker: NCEGX

a series of

THE NORTH COUNTRY FUNDS

Prospectus dated March 31, 2024

This Prospectus provides important information about The North Country Large Cap Equity Fund (the “Fund”) that you ought to know before investing. Please read it carefully before investing and retain it for future reference.

An investment in The North Country Funds is not a deposit in or guaranteed by Glens Falls National Bank & Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Investment in the Fund involves the possible loss of principal invested.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – The North Country Large Cap Equity Fund

INVESTMENT OBJECTIVE

The North Country Large Cap Equity Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Operating Expenses	1.08%
Fee Waiver(1)	(0.05)%
Total Annual Operating Expenses After Fee Waiver(1)	1.03%

(1)	North Country Investment Advisers, Inc. (the “Adviser”) has agreed to waive, through March 31, 2025, a portion of its advisory fees, which will reduce the 0.75% contractual fee rate by 0.05% to 0.70%, such waiver to be effective April 1, 2024. This waiver may not be terminated prior to that date without the approval of the Board of Trustees of The North Country Funds.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$105	$340	$593	$1,318

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than $5 billion at the time of purchase. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”). The Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, REITs, Energy and Communication Services.

North Country Investment Advisers, Inc. (the “Adviser”) attempts to outperform the Fund’s benchmark index by varying the number and percentages of the Fund’s holdings, and emphasizing one or more sectors in selecting its investments. The Fund selects portfolio securities based on its analysis of various factors including price/earnings ratios, the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities.

The Adviser will utilize a buy and hold approach, generally maintaining its position in a company’s stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals.

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The net asset value of the Fund’s shares will fluctuate based on the value of the securities held in its portfolio. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities (such as stocks), which are generally more volatile and carry more risk than some other forms of investments. The price of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, social or market conditions. Stock prices in general may decline over short or extended periods of time, lowering the value of the Fund’s investments. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates, terrorism, war, natural disasters, and epidemics. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

2

Investing in Mutual Funds. All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer’s securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

Liquidity Risk. The Fund may invest in securities that are or become illiquid, and the Fund may not be able to sell such securities at the time and/or the price the Adviser believes would be advantageous.

Manager Risk. Investment in the Fund involves the risk that the Adviser’s assessment of the growth potential of specific securities may prove incorrect.

Foreign Securities Risk. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies that may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity, increased market risk due to regional economic, financial, social and political instability, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally), and the threat of nationalization and expropriation.

Large Cap Stock Risk. Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole because investments in larger, more established companies may involve certain risks associated with their larger size. For example, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel.

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Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Cybersecurity risk. Like other funds and business enterprises, the Fund, the Adviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund.

The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents. New ways to carry out cyber-attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber-attack.

Performance

Prior to March 30, 2021, the Fund was known as the North Country Equity Growth Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 30, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance as well as with a performance average of similar mutual funds. Please remember that the Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

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Annual Total Return for Years Ended December 31

During the periods shown in the bar chart above, the Fund’s best quarterly performance was 21.11% (quarter ended June 30, 2020) and its lowest quarterly performance was -16.55% (quarter ended December 31, 2018).

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2023)

	1 YEAR	5 YEARS	10 YEARS
The North Country Large Cap Equity Fund
Return before taxes	24.19%	14.52%	11.05%
Return after taxes on distributions	19.75%	11.71%	8.94%
Return after taxes on distributions and sale of Fund shares	17.01%	11.32%	8.65%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Lipper Large Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	24.65%	14.32%	10.77%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.

The Lipper Large Cap Core Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification.

Investors cannot invest directly in an index.

The after-tax returns in the returns table above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Management

North Country Investment Advisers, Inc. is the Fund’s investment adviser. Adam M. Horowitz, Alina Kindron, and Frederick J. Schwerd serve as the Fund’s co-portfolio managers. Mr. Horowitz, Assistant Vice President and Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since August 9, 2018. Ms. Kindron, Assistant Vice President and Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since May 27, 2019, and Mr. Schwerd, Vice President and Senior Investment Officer of GFNB and Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since September 30, 2019.

PURCHASE AND SALE OF FUND SHARES

The Fund accepts investments in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$500	$100
Corporate, partnership or trust accounts	$500	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, by mail as indicated below, by telephone (888-350-2990), or through a financial intermediary.

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Tax Information

The Fund intends to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as qualified dividend income, ordinary income or capital gains, unless you are investing through an IRA, 401(k) plan or other tax-advantaged investment account. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT

STRATEGIES AND RELATED RISKS

The following discussion provides additional information about the investment strategies and risks of the Fund. The Fund’s investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund’s outstanding shares.

PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund is to provide investors with long-term capital appreciation. To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than $5 billion at the time of purchase. The Fund is subject to a formal policy that it will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days’ notice to shareholders. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”). For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

The Adviser selects portfolio securities for investment by the Fund based primarily on its analysis of various factors which influence the issuer’s fundamental investment value and prospects for long-term growth. The Adviser determines the investment value of each portfolio security by screening certain financial indicators such as the price-to-earnings ratio, the return on equity, and cash flow using proprietary quantitative techniques. The Adviser also considers the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities in order to evaluate a company’s growth prospects.

The Fund will not concentrate in any particular industry. The Adviser intends to invest the Fund’s portfolio among numerous industries in companies that have consistent operating histories, strong management teams and favorable growth prospects. The Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, REITs, Energy and Communications Services. The Adviser, in its sole discretion, determines which and to what extent each sector is to be represented in the Fund’s portfolio and will purchase or sell portfolio securities if it believes that a particular sector should or should not be included in the Fund’s investments. However, the extent to which the Adviser invests in any particular sector will be governed, to a large degree, by market conditions.

The Adviser will utilize a buy and hold approach, generally maintaining its position in a company’s stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals. The frequency of the Fund’s portfolio transactions will vary from year to year. Since the Fund’s investment policies emphasize long-term investment in the securities of companies with favorable growth prospects, the Adviser does not anticipate frequent changes in investments and the Fund’s portfolio turnover rate is expected to be relatively low.

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NON-PRINCIPAL INVESTMENT STRATEGIES

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that is inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If the Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on the Fund’s performance.

The Fund may not achieve its investment objective when taking such a position. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Active and Frequent Trading. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. Frequent and active trading may cause adverse tax consequences for shareholders by increasing the amount of the Fund’s realized capital gains, which in turn may result in increased taxable distributions to shareholders, and by increasing the proportion of the Fund’s realized capital gains that are short-term capital gains, which when distributed are generally taxable to shareholders at ordinary income rates.

Illiquid Securities. The Fund may invest up to 15% of its respective net assets in illiquid securities. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers in amounts equaling no more than 33-1/3% of the Fund’s total assets for money management purposes. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations.

Borrowing. The Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. The Fund does not use borrowing as a principal investment strategy. To reduce its indebtedness, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund.

Repurchase Agreements. The Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities (“collateral”) at a predetermined price or yield.

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INVESTMENT RISKS

PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE FUND

Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. Although equity investments generally have greater price volatility than fixed income investments, under certain market conditions fixed income investments may have comparable or greater price volatility. Market prices of investments held by the Fund can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, social or market conditions. Stock and/or bond prices in general may decline over short or extended periods of time, lowering the value of the Fund’s investments. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting markets generally.

During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund. Recently, there have been signs of inflationary price movements. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. For example, the fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

9

Investing in Mutual Funds. All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer’s securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel. Lower-quality debt securities tend to be more sensitive to these changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities.

Manager Risk. Investment in the Fund involves the risk that the Adviser’s assessment of the growth potential of specific securities may prove incorrect.

Foreign Securities Risk. The Fund may invest in the securities of foreign domiciled companies through the purchase of ADRs or the purchase of U.S. dollar denominated foreign securities that are traded in U.S. markets. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies, foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity as a result of inadequate trading volume, the difficulty in obtaining or enforcing a judgment abroad, increased market risk due to regional economic, financial, social and political instability, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally), foreign withholding or other taxes on income or proceeds payable on the securities (including trading and tariff arrangements and restrictions, sanctions and cybersecurity attacks), the threat of nationalization and expropriation and an increased potential for corrupt business practices in certain foreign countries.

Large Cap Stock Risk. Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole and can perform differently from the value of the market as a whole because investments in larger, more established companies may involve certain risks associated with their larger size.

For example, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

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Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Cybersecurity risk. Like other funds and business enterprises, the Fund, the Adviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund.

The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents. New ways to carry out cyber-attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber-attack.

Liquidity Risk. The Fund may invest in securities that are or become illiquid. The Fund may not be able to sell these illiquid investments at the times and/or the prices the Adviser believes to be advantageous. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector.

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NON-PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE FUND

Securities Lending Risk. Securities lending transactions involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss and you could lose money on your investment.

Borrowing Risk. If the Fund borrows money, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so in order to reduce its indebtedness. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund.

Repurchase Agreement Risk. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

Redemption risk. The Fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

PORTFOLIO HOLDINGS. The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested free of charge by calling (888) 350-2990.

MANAGEMENT

The business of the Fund is managed under the direction of the Board of Trustees (the “Board”) of the Trust. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund.

THE ADVISER

The Adviser has been retained under an Investment Advisory Agreement with The North Country Funds (the “Trust”), on behalf of the Fund, to serve as the investment adviser to the Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”). The Adviser’s principal office is located at 250 Glen Street, Glens Falls, NY 12801.

The Adviser is a wholly owned subsidiary of Glens Falls National Bank & Trust Company (“GFNB”). Founded in 1851, GFNB is a nationally-chartered commercial bank headquartered in Glens Falls, New York, which provides a wide variety of banking and advisory services to private clients and retirement plans.

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As of December 31, 2023, GFNB provides personal, corporate and institutional banking, investment management and custodial services for accounts having an aggregate market value in excess of $1.76 billion under management through its Wealth Management Division.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio. The Adviser provides the Fund with investment advice, supervises the Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2023.

PORTFOLIO MANAGERS

Alina Kindron, a portfolio manager of the Fund since May 27, 2019, shares primary responsibility for the management and day-to-day implementation of the Fund’s investment strategies. Ms. Kindron, Portfolio Manager of the Adviser, has been employed with GFNB since 2007, and is an Assistant Vice President and Investment Officer of GFNB, managing investments for individuals, trusts, endowments, foundations and pension plans. Ms. Kindron was awarded the Accredited Asset Management Specialist (AAMS) designation from The College for Financial Planning.

Ms. Kindron is a graduate of the Academy of Economic Studies in Bucharest, Romania with a bachelor’s degree in Finance, Insurance, Banking and Capital Markets.

Adam M. Horowitz, a portfolio manager of the Fund since August 9, 2018, shares primary responsibility for the management and day-to-day implementation of the Fund’s investment strategies. Mr. Horowitz, Portfolio Manager of the Adviser, has been employed with GFNB since 2018, and is an Assistant Vice President and Investment Officer of GFNB, managing investments for individuals, trusts, endowments, foundations and pension plans. Prior to joining GFNB, Mr. Horowitz served as a Portfolio Manager in the Private Wealth Management Division of another trust company.

Mr. Horowitz received a Bachelor of Science in Business Administration degree from The State University of New York at Albany and an MBA from The State University of New York at Albany.

Frederick J. Schwerd, a portfolio manager of the Fund since September 30, 2019, shares primary responsibility for the management and day-to-day implementation of the Fund’s investment strategies.

Mr. Schwerd, Portfolio Manager of the Adviser, has been employed with GFNB since 2019, and is a Vice President and Senior Investment Officer of GFNB, managing investments for individuals, trusts, endowments, foundations and pension plans.

Prior to joining GFNB, Mr. Schwerd managed short-term and intermediate-term multi-asset fixed income accounts for institutional and high net worth clients at The Ayco Company (a Goldman Sachs Company). Mr. Schwerd received a Bachelor of Arts in Economics degree from Hartwick College.

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ADVISORY FEE

In consideration for the services rendered by the Adviser, the Fund paid the Adviser as follows:

Percentage of average daily net
assets for the fiscal year ended
11/30/2023
0.75%(1)

(1)	The Adviser has agreed to waive, through March 31, 2025, a portion of its advisory fees, which will reduce the 0.75% contractual fee rate by 0.05% to 0.70%, such waiver to be effective April 1, 2024. This waiver may not be terminated prior to that date without the approval of the Board.

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares in the Fund.

ADMINISTRATOR and TRANSFER AGENT

The Fund’s administrator and transfer agent is Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator” or “Transfer Agent”), which has its principal office at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agency services to retail and institutional mutual funds.

Ultimus provides administrative, executive and regulatory services to the Fund. It supervises the preparation of the Fund’s tax returns and coordinates the preparation of reports to and filings with the SEC and various state securities authorities, subject to the supervision of the Trust’s Board of Trustees. Ultimus’ transfer agency service is located at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474.

DISTRIBUTOR

Northern Lights Distributors, LLC (“the Distributor”), an affiliate of Ultimus, has entered into an Underwriting Agreement with the Trust to serve as the principal underwriter for the Fund and the distributor for the Fund’s shares. The Distributor is located at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474.

YOUR ACCOUNT

TYPES OF ACCOUNTS

If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

Individual, Sole Proprietorship and Joint Accounts. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

Uniform Gift or Transfer to Minor Accounts (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act.

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These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor’s social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

Corporate and Partnership Accounts. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

●	For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

●	For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

●	An authorized officer of the corporation or other legal entity must sign the application.

Trust Accounts. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification of trust, or the pages from the trust document that identify the trustee(s).

Retirement Accounts. The Fund offers IRA accounts, including traditional IRA, Roth IRA, Rollover IRA, Education IRA, SIMPLE IRA, SEP IRA and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Once you have chosen the type of account, you are ready to establish an account. The Fund’s share class may not be available in all states.

Anti-Money Laundering and Customer Identification Programs

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When completing a new account application form, we will ask for your name, address, date of birth, social security number/Tax ID number and other information that will allow us to identify you. We may also ask to see other identifying documents. Until you provide the information or documents we need, we may not be able to open an account or effect any additional transactions for you.

When opening an account for a foreign business, enterprise or a non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

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General Information

The Fund does not issue share certificates. You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation. During unusual market conditions, the Fund may temporarily suspend or discontinue any service or privilege. The Fund reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased.

After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number (see mailing addresses below). Make all checks payable to the Fund. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks, or money orders. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Minimum Initial Purchases:

The Fund accepts investments in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$500	$100
Corporate, partnership or trust accounts	$500	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

The Trust or Adviser may waive or lower these minimums in certain cases. You must complete and sign an application for each type of account you open with the Fund.

Method of Purchase

By Mail

You may open an account by mailing a completed and signed account application, together with a check, to:

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

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Transactions through the Fund’s Website

You may purchase the Fund’s shares and redeem the Fund’s shares through the website www.northcountryfunds.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website you must also have Automated Clearing House instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or Automated Clearing House. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.

While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund or its transfer agent, distributor or adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

By Telephone

Once an account has been established, you may purchase additional shares by telephone, by calling (888) 350-2990.

By Wire

After you have obtained an account number, you may purchase shares of the Fund by wiring federal funds. Please call the Fund at (888) 350-2990 to receive wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire.

The Fund will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH)

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the fund(s) requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

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You may not use ACH transactions for your initial purchase of fund shares, unless opening an account online at northcountryfunds.com. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The fund may alter, modify or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plans

You may invest a specified amount of money in the Fund monthly or quarterly. These payments are taken from your bank account by ACH payment. To open an Automatic Investment Plan account, call or write to us to request an “Automatic Investment” form. Complete and sign the form, and return it to us along with a voided check for the bank account from which payments will be made. The minimum amount for a transaction through an automatic investment plan account is $100.

Transactions Through Third Parties

If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisors may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

How to Pay for Your Purchase of Shares

You may purchase shares of the Fund by check, ACH, or wire. All payments must be in U.S. dollars.

Checks. All checks must be drawn on U.S. banks and made payable to “North Country Funds”. No other method of check payment is acceptable (for instance, you may not pay by traveler’s check).

ACH Payments. Instruct your financial institution to make an ACH payment to us. Your financial institution may charge you a fee for this service.

Wires. Call the Fund at (888) 350-2990 to receive wiring instructions and to notify the Fund that a wire transfer is coming. Your financial institution may charge you a fee for this service.

Good Order

When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

●      the name of the Fund

●      the dollar amount of shares to be purchased

●      a completed account application

●      if you are purchasing your shares by check, a check payable to “North Country Funds”

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Limitations on Purchases

The Trust reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Trust’s view, is likely to engage in excessive trading. Trading is generally considered excessive if a substantive exchange or redemption occurs within 30 days of the purchase of Fund shares. Please see the Trust’s policy on frequent purchases and redemptions of Fund shares in the section entitled “How to Sell (Redeem) Shares”. The Trust will not accept cash, credit card, or third-party checks for the purchase of shares.

Canceled or Failed Payments

The Trust accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund, and your shareholder account will be charged a $25 fee to defray bank charges, or the Transfer Agent and the Fund may redeem other shares you own in the account as reimbursement. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment. If we cancel your purchase due to non-payment, you will be responsible for any loss the relevant Fund incurs.

HOW TO SELL (REDEEM) SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Shares may be purchased by electronic bank transfer, by check, or by wire.  You may receive redemption proceeds by electronic bank transfer or by check.  Selling your shares in the Fund is referred to as a “redemption” because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your completed redemption request in good order as described below. See “Redemption Procedures” below. In an effort to mitigate the risk of identity theft, the Fund will not permit redemption proceeds to be paid to someone other than the registered owner of the account.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. We will generally send your redemption to you within seven days after we receive your redemption request. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (888) 350-2990 for further information. We will not process your mailed redemption request if it is not in proper form (“Redemption Procedures”). However, we will notify you if your redemption request is not in proper form.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding.

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Redemption Procedures

By Mail

To redeem shares by mail, prepare a written request in proper form which must include:

●	Your name(s) and signature(s) and the name(s) and signature(s) of any other person listed on the account;

●	The name of the Fund, and your account number;

●	The dollar amount or number of shares you want to redeem;

●	How and where to send your proceeds;

●	A Medallion Signature Guarantee, if required (see “Signature Guarantee Requirements” below); and

●	Any other legal documents required for redemption requests by corporations, partnerships or trusts.

Mail your request and documentation to:

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

By Wire

You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. A $15 fee will be charged to send the redemption proceeds by wire.

Wire requests are only available if your redemption is for $10,000 or more.

To request a wire redemption, mail or call us with your request (See “By Mail”). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

By Telephone

We accept redemption requests by telephone only if you have elected telephone redemption privileges on your account application or a separate form. To redeem shares by telephone, call us with your request. You will need to provide your account number and the exact name(s) in which the account is registered.

We may also require a password or additional forms of identification. If you own an IRA account and wish to redeem by telephone, you will be asked whether or not the Fund should withhold federal income tax. Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - See “By Wire” above).

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive.

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Neither the Fund nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity.

We may terminate the telephone sale procedures at any time. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach us by telephone, you may request a sale by mail.

Systematic Withdrawal Plan.

If your individual account, IRA or other qualified plan account has a current account value of at least $2,500, you may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Trust at 888-350-2990 for more information about the Trust’s Systematic Withdrawal Plan.

Transactions through the Fund’s Website

You may redeem the Fund’s shares through the website www.northcountryfunds.com, as more fully described above.

Medallion Signature Guarantee Requirements

To protect you and the Trust against fraud, signatures on certain requests must have a “Medallion Signature Guarantee.” A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but NOT from a notary public.

For requests made in writing a Medallion Signature Guarantee is required for any of the following:

●	Redemption of over $50,000 worth of shares;

●	Changes to a record name or address of an account;

●	Redemption from an account for which the address or account registration has changed within the last 30 days;

●	Sending proceeds to any address, brokerage firm or bank account that is in your name, but not in our records;

●	Changes to automatic investment or redemption programs, distribution options, telephone or wire redemption privileges or any other election in connection with your account.

Small Accounts

If the value of your account falls below $500 ($250 for UGMA and IRA accounts), the Fund may ask you to increase your balance. If the account value is still below $500 after 30 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account’s market value.

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Redemption in Kind

The Trust reserves the right to make redemptions “in kind” --- payment of redemption proceeds in portfolio securities rather than cash --- if the amount requested is large enough to affect Fund operations (for example, if the amount of the redemption is the greater of $250,000 or 1% of the Fund’s net assets).

To the extent that a shareholder receives his or her proceeds “in kind,” the shareholder will bear the market risk associated with those portfolio securities until they are converted to cash and the shareholder will bear the brokerage costs to convert those securities to cash.

Good Order

Your redemption request will be processed if it is in “good order.” Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order,” as described below, will not be sent until the check used for your purchase has cleared your bank. To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify the name of the Fund and your account number;

●	Any other legal documents required for redemption requests by corporations, partnerships or trusts;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Transferring Registration

To transfer the registration of your shares in the Fund to another owner, please contact the Transfer Agent at (888) 350-2990 for specific information concerning required documentation.

Lost Accounts

The Transfer Agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent is able to determine your new address. When an account is “lost,” all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

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How to Contact the Fund

For more information about the Fund or your account, you may write to us at:

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Or you may call us toll free at (888) 350-2990.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. The Board of Trustees has adopted a Market Timing and Exchange Policy (the “Policy”) to monitor frequent purchases and redemptions by Fund shareholders in an attempt to detect and discourage market timing. The Fund may reject purchase orders if there is reason to believe that an investor is engaging in market timing activities.

To prevent disruption in the management of the Fund, excessive trading or exchange activity is limited. Generally, trading or exchange activity is considered excessive if a substantive exchange or redemption occurs within 30 days of purchase. An investor’s right to purchase additional shares may be revoked if the redemption activity is considered excessive. The Trust may accept purchases or exchanges in excess of Policy guidelines if it believes that granting such exceptions is in the best interest of the Fund and the purchase or exchange is not part of a market timing strategy. Exceptions to the Policy must be approved by authorized persons, noted and maintained on a master exception log and reported to the Board of Trustees quarterly.

The Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing.

However, the Fund will work with brokers and other financial intermediaries that sell shares of the Fund, including those maintaining omnibus accounts with the Fund, to identify market timing transactions and enforce the Fund’s Market Timing and Exchange Policy.

It is a violation of Policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Trust’s Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Fund or its other shareholders.

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We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

WHEN AND HOW NAV IS DETERMINED

The price per share of the Fund is known as the “net asset value” per share (“NAV”). The Fund’s NAV is determined at the close of trading (generally 4:00 p.m.) (“Valuation Time”) on days on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed for business on most national holidays and on Good Friday. We will price your order at the NAV next calculated after the Fund receives your order in proper form. The Fund’s NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the SEC. Only purchase, exchange or redemption orders accepted by the Fund or a financial intermediary, which has entered into agreements with the Fund’s distributor, before the Valuation Time will be effective at that day’s price. If you purchase shares through a financial intermediary, you may be required to complete additional forms or follow additional procedures.

You should contact your financial intermediary regarding purchases, exchanges and redemptions. If a financial intermediary holds your shares, it is the responsibility of the financial intermediary to send your purchase, exchange or redemption order to the Fund. Your financial intermediary may have an earlier cut-off time for purchase, exchange or redemption orders.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example, in an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business. The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

Fund portfolio securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (NOCP). Fund portfolio securities not traded or dealt in upon any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, the mean of the current bid and ask prices. Investments for which no sales are reported are valued at the mean between the current bid and ask price. Certain short-term securities may be valued on the basis of amortized cost.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value pursuant to the Fund’s fair value pricing policies and procedures, as approved by the Board (the “Valuation Policy”). The Board has designated the Adviser as the “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act to make fair value determinations for all of the Fund’s investments for which market quotations are not readily available (or are deemed unreliable). The Board oversees the Valuation Designee’s fair value determinations and performance as Valuation Designee. Pursuant to the Valuation Policy, the Valuation Designee will take into account all relevant factors and circumstances in determining the fair value of a security, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds;

24

(vi) the extent to which the fair value to be determined for the security will result from the availability and use of data, reports or formulae produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; (viii) the size of the Fund’s holdings; (ix) the existence of any extraordinary event relating to the security; (x) changes in the market environment; and (xi) any other matters considered relevant by the Valuation Designee. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Valuation Policy would be categorized as level 3 under the accounting principles generally accepted in the United States of America.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There is no assurance that the Fund would obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

DISTRIBUTIONS

The Fund distributes its net investment income, such as dividends from stocks, and its net realized capital gains, for example when it sells securities for a higher price than it paid, to shareholders. Net short-term capital gains are treated as ordinary income, for U.S. federal income tax purposes, when distributed to shareholders.

The Fund intends to distribute dividends of net investment income, if any, on an annual basis. The Fund will distribute net realized capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash.

For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Holders become entitled to receive distributions on the day after the shares are reflected on the books of the transfer agent.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Long-term vs. Short-term capital gains:

● Long-term capital gains are realized on securities held (or deemed to be held) by the Fund for more than one year.

● Short-term capital gains are realized on securities held (or deemed to be held) by the Fund for one year or less.

FEDERAL TAX CONSIDERATIONS

Your investment may have tax consequences that you should consider. Some of the more common federal income tax consequences are described here but you should consult your tax advisor about your particular situation. Although it is not an investment objective, the Fund’s Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for the Fund’s shareholders.

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Taxes on Distributions. The Fund intends to operate in a manner such that the Fund itself will not be liable for federal income or excise tax. However, distributions to you, whether received in cash or reinvested in additional shares of the Fund, may be subject to Federal, state and local tax. Distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable as long-term capital gains includable in net capital gain and taxed to individuals at reduced rates.

Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less and gains on the sale of or payment on bonds that are characterized as market discount are taxable to you as ordinary income. Properly reported distributions of “qualified dividend income” are taxable to you at the reduced rates that apply to net capital gain provided that both you and the Fund meet certain holding period and other requirements.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals as well as certain estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, exchange or redemption of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Early in each calendar year, the Fund will mail to you reports containing information about the Fund’s distributions during the previous year. Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

Taxes on Sales, Exchanges and Redemptions of Shares. A sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from a sale, exchange or redemption of your Fund shares will generally be subject to tax as either long-term or short-term capital gain, depending upon the length of time you owned the shares.

Any loss from the sale, exchange or redemption of your Fund shares is generally treated as either long-term or short-term capital loss, depending upon the length of time you owned the shares. Upon the sale, exchange or redemption of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed on your consolidated Form 1099. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. The Fund’s default cost basis reporting is average cost.

Please contact the Fund at 888-350-2990 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

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Buying a Dividend. All distributions reduce the net asset value of the Fund’s shares by the amount of the distribution. Unless your investment is in a tax-advantaged account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you purchase shortly before a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding. The Fund may be required to withhold U.S. Federal income tax from all taxable distributions and from redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. Federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information (“SAI”), which is available upon request.

To the extent the Fund invests in other mutual funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

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THE NORTH COUNTRY FUNDS LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$20.73	$25.86	$23.48	$20.32	$18.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.11	0.11	0.07	0.08	0.08
Net realized and unrealized gain (loss) on investments	2.19	(3.16)	4.74	4.44	2.55
Total from investment operations	2.30	(3.05)	4.81	4.52	2.63

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.12)	(0.07)	(0.10)	(0.08)	(0.05)
Distribution from net realized gains	(2.14)	(2.01)	(2.33)	(1.28)	(1.25)
Total distributions	(2.26)	(2.08)	(2.43)	(1.36)	(1.30)

Net asset value, end of year	$20.77	$20.73	$25.86	$23.48	$20.32

Total return (2)	12.95%	(13.02)%	22.73%	23.90%	15.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$116,738	$131,571	$170,626	$151,343	$136,366
Ratios to average net assets:
Expenses	1.08%	1.02%	0.99%	1.02%	1.04%
Net investment income	0.56%	0.51%	0.31%	0.40%	0.41%
Portfolio turnover rate	8%	7%	7%	5%	15%

(1)	Net investment income per share is based on average shares outstanding during the year or period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

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COUNSEL AND INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as Independent Registered Public Accounting Firm for the Trust.

ORGANIZATION

The Fund has been organized as a series of The North Country Funds, a Massachusetts business trust formed on June 1, 2000 and registered with the SEC as an open-end, management investment company on September 11, 2000. The shares of The North Country Funds may be offered in series in addition to the Fund. Each series has, and each future series will have, its own investment objective, policies and investment restrictions and is designed to meet different investment needs.

It is not intended that the Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of the Fund are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control the Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

FOR MORE INFORMATION

LEGAL COUNSEL	Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

INDEPENDENT REGISTERED	Cohen & Company, Ltd.
PUBLIC ACCOUNTING FIRM	342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND	Ultimus Fund Solutions, LLC
FUND ACCOUNTANT	4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

TRANSFER AGENT	Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

CUSTODIAN	Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

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The following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You may obtain free copies of the Fund’s annual and semi-annual reports and the SAI, request other information, and discuss your questions about the Fund by contacting the Fund at (888) 350-2990 (toll free) or you may visit www.northcountryfunds.com. You may also write to:

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File Number: 811-10123

30

THE NORTH COUNTRY FUNDS

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474

THE NORTH COUNTRY LARGE CAP EQUITY FUND

Ticker: NCEGX

Statement of Additional Information

March 31, 2024

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus of The North Country Large Cap Equity Fund (the “Fund”), dated March 31, 2024, as supplemented from time to time (“Prospectus”). A copy of the Prospectus may be obtained by sending your request in writing, via regular mail, to The North Country Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154, or, via overnight mail, to The North Country Funds, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, or by calling toll free at (888) 350-2990.

The Fund’s financial statements and independent auditors’ report for the fiscal year ended November 30, 2023 are incorporated by reference into this Statement of Additional Information. A copy of the Fund’s Annual Report may be requested, free of charge, by calling the Fund at (888) 350-2990.

TABLE OF CONTENTS

ORGANIZATION	1
INVESTMENT OBJECTIVES AND STRATEGIES	1
INVESTMENT POLICIES, RISKS AND RESTRICTIONS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	14
TRUSTEES AND EXECUTIVE OFFICERS	15
PROXY VOTING POLICY AND PROCEDURES	18
SHARE OWNERSHIP IN FUND	19
COMPENSATION	20
PORTFOLIO TURNOVER	20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	20
INVESTMENT ADVISORY AND OTHER SERVICES	21
PORTFOLIO MANAGERS	24
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE	26
TAXATION	26
VOTING AND OWNERSHIP OF SHARES	38
PURCHASE OF SHARES	38
REDEMPTION OF SHARES	39
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	39
DIVIDENDS AND DISTRIBUTIONS	39
NET ASSET VALUE	40
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
OTHER INFORMATION	40
FINANCIAL STATEMENTS	40
APPENDIX A	A-1

ORGANIZATION

The North Country Large Cap Equity Fund (the “Fund”) is a series of The North Country Funds (the “Trust”), a business trust organized pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts on June 1, 2000. The Trust’s principal office is located at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

The Fund was initially organized as Collective Investment Trusts sponsored by the Glens Falls National Bank & Trust Company on March 26, 1984 under New York law and the regulations of the United States Comptroller of the Currency. The Fund commenced operations as a mutual fund regulated by the Securities and Exchange Commission (“SEC”) on March 1, 2001. Prior to their conversion into separate series of a registered investment company, investor participation in the Collective Investment Trusts was limited to qualified employee benefit plans, such as pension, profit sharing and 401(k) plans. Prior to March 30, 2021, the Fund was known as The North Country Equity Growth Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 30, 2021 may not be representative of the Fund had the Fund been following its current strategy.

The Trust is a diversified, open-end management investment company. It is not intended that the Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of the Fund are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control the Fund.

The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional funds will not alter the rights of the Fund’s shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the assets of the Fund.

North Country Investment Advisers, Inc. (the “Adviser”) has been retained under an Investment Advisory Agreement with the Trust, on behalf of the Fund, to serve as the investment adviser to the Fund, subject to the authority of the Board of Trustees (see section entitled “Investment Advisory and Other Services” for more information).

INVESTMENT OBJECTIVES AND STRATEGIES

The following discussion describes the investment objective and principal investment strategies of the Fund. The investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund’s outstanding shares. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

The Fund seeks to provide investors with long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The Fund may utilize certain derivatives for hedging purposes or to remain fully invested.

The Adviser selects portfolio securities based on its analysis of various factors including, price/earnings ratios, the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities.

Portfolio securities may be sold as a result of various factors such as lack of performance, change in business direction, or adverse changes in other factors that were the basis for their purchase.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

INVESTING IN MUTUAL FUNDS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. The following describes investment policies, risks and restrictions that are particular to the Fund as a result of the Fund’s specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved.

ILLIQUID SECURITIES

The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Trust’s Board of Trustees, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of the Fund’s portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser, acting on written guidelines set by the Trust’s Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with respect to up to 10% of the value of the Fund’s total assets. A repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund’s custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System.

The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the Fund’s collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets for money management purposes, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to a lender an amount equal to any dividends or interest received on securities loaned. The Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities. The Fund did not engage in securities lending during the most recent fiscal year.

BORROWING MONEY

The Fund may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests. The Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of the Fund tends to increase more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.

Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INVESTMENTS IN FOREIGN SECURITIES

Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve a risk of local, political, economic, financial or social instability, military action or unrest, or adverse diplomatic developments, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally), and may be affected by actions of foreign governments adverse to the interests of U.S. investors.

Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, or other government intervention. Foreign investments also involve the risk of possible embargoes or economic sanctions on a country, sector or issuer.

There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Foreign investments may be subject to foreign withholding or other taxes on income or proceeds payable on the securities (including trading and tariff arrangements and restrictions, sanctions and cybersecurity attacks) which will reduce the Fund’s yield.

INVESTMENT COMPANY SECURITIES

The Fund may acquire the securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and consistent with its investment objective and strategies. Unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

INVESTMENT POLICIES SPECIFIC TO THE FUND

The Fund is subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.

EQUITY INVESTING GENERALLY

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by the Fund may result in an adverse effect on the value of your investment. There can be no assurances that the Fund will be able to absorb (without significant loss of a portion of your investment) the potentially negative effects of such market decline.

STOCK MARKET VOLATILITY

Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of the Fund’s investments may decline if the stock markets perform poorly.

There is a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

COMMON STOCK

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

PREFERRED STOCK

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.

Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

CONVERTIBLE SECURITIES

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities.

Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

STANDARD & POOR’S DEPOSITARY RECEIPTS

The Fund may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are units of beneficial interest in an investment company sponsored by a wholly owned subsidiary of the American Stock Exchange, LLC, which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) or the Dow Jones Industrial Average (the “DJIA”). SPDRs are listed on the NYSE ARCA Exchange (the “Exchange”) and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index or the DJIA. The value of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Fund. Moreover, the Fund’s investment in SPDRs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other expenses. Additionally, the respective investment company’s may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between the investment company and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and the investment company. Under these type circumstances, the value of the SPDRs held by the Fund will have a negative impact on the net asset value of the Fund.

DERIVATIVES

CALL OPTIONS

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

PUT OPTIONS

A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period. The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates. There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that the Fund may own or seek to own.

OPTIONS ON FUTURES CONTRACTS

The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion of futures contracts.

OPTIONS ON STOCK INDEX FUTURES

Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future.

If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

DEALER OPTIONS

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to an exchange’s clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund will seek to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the Fund’s options strategies depends on the ability of the Adviser to forecast correctly interest rate and market price movements. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to affect closing transactions at any particular time or at an acceptable price.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law, and unless otherwise specified in the prospectus, the Fund may invest in futures contracts and related options for hedging purposes, such as to manage the effective duration of the Fund’s portfolio. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.

The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as “contract markets” -- approved for such trading by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Fund is unable to enter into a closing transaction, the amount of the Fund’s potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, for U.S. federal income tax purposes. See “Taxation” below.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker.

The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions, which will operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The Adviser, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) so that the Adviser, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the CEA. For the Adviser to remain eligible for the relief, the Fund will be limited in its ability to gain exposure to certain financial instruments, including futures and options on futures and certain swaps (“commodity interests”). In the event that the Fund’s direct or indirect exposure to commodity interests does not comply with the requirements of Rule 4.5, the Adviser may be required to register as a commodity pool operator and/or commodity trading advisor with the U.S. Commodity Futures Trading Commission with respect to the Fund. Accordingly, the Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return.

The Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes can limit the extent to which the Fund invests in commodity-related instruments.

Note about Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known.

While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements will expose the Fund to new kinds of risks and costs.

Rule 18f-4 under the 1940 Act, which became effective August 19, 2022, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.

TEMPORARY INVESTMENTS

The Fund may, as a temporary defensive measure, invest without limitation, in short-term debt securities and money market securities with a rating of A2-P2 or higher.

In order to have funds available for redemption and investment opportunities, the Fund may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Fund will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers’ acceptances purchased by the Fund will be guaranteed by U.S. banks having total assets at the time of purchase in excess of $1 billion. The Fund anticipates that not more than 10% of its total assets will be so invested or held in cash at any given time, except when the Fund is in a temporary defensive posture.

CYBER SECURITY

Like other funds and business enterprises, the Fund, the Adviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing the Fund’s operations. For example, the Fund’s or their service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading).

In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of cyber-security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value.

New ways to carry out cyber-attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber-attack.

INVESTMENT RESTRICTIONS

In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this Statement of Additional Information, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to the Fund individually, without the vote of a majority of the Fund’s outstanding securities, as defined in the 1940 Act, as amended. Non-fundamental investment restrictions of the Fund may be changed by the Board of Trustees.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As fundamental investment restrictions, the Fund will not:

1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund’s total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer;

2. Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 3 below;

3. Borrow amounts in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, the Fund may pledge or hypothecate up to 33 1/3% of the value of its total assets;

4. Act as an underwriter of securities of other issuers, except insofar as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of the Fund’s portfolio securities;

5. Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts (but the Fund may invest in financial futures);

6. Make loans, in the aggregate, exceeding 33 1/3% of the Fund’s total assets or lend the Fund’s portfolio securities to broker-dealers if the loans are not fully collateralized;

7. Invest in other registered investment companies, except as permitted by the 1940 Act;

8. Purchase from or sell to any officer or trustee of the Trust or its Adviser any securities other than the shares of beneficial interest of the Fund; or

9. Concentrate investments, or invest 25% or more of its assets, in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

The Fund will not:

1. Acquire securities for the purpose of exercising control over management;

2. Invest more than 15% of its net assets in illiquid securities. In the event that such illiquid securities comprise more than 15% of the Fund’s net assets due to appreciation or other like cause not related to direct investment, the Fund shall not purchase additional portfolio securities until such time as the Fund holds 15% of net assets or less in such illiquid securities; or

3. Purchase additional portfolio securities if borrowings exceed 10% of net assets.

Unless otherwise indicated and except for fundamental restriction No. 3 and non-fundamental restrictions No. 2 and No. 3 above, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund’s net assets will not be considered in determining whether it has complied with its investment restrictions and will not compel the Fund to dispose of such security or other asset.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, the Fund may make available a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period. The Trust files with the SEC a Form N-CSR or Form N-PORT report for the period that includes the date as of which that list of portfolio holdings was current. Each filing discloses the Fund’s portfolio holdings as of the end of the applicable quarter.

Currently, the Fund makes a quarterly fact sheet available that show the Fund’s top ten holdings. The Fund does not selectively disclose portfolio holdings to any person.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication. In each case, there is a legitimate business purpose for the disclosure and the recipient is subject to a duty (which is not necessarily contractual) to keep the information confidential. A recipient’s duty to keep information confidential may not, in all cases, include a duty to refrain from trading based on the information. However, service providers typically maintain internal policies and procedures, including Codes of Ethics, which prohibit trading based on client information.

●	The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolios, may have full daily access to the Fund’s portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, portfolio managers may also release and discuss certain portfolio holdings with various broker-dealers.

In such circumstances, the portfolio manager discloses only such information as is required for the limited purpose for which the broker-dealer is being consulted. The Adviser generally relies on the broker-dealer’s internal policies and procedures, including Codes of Ethics, to impose upon the broker-dealer a duty of confidentiality and prohibition against trading based on the information. The Adviser does not have any ongoing arrangements in place to provide information regarding portfolio holdings.

●	Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	The Bank of New York Mellon. The Bank of New York Mellon is custodian for the Fund; therefore, its personnel and agents have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Rating Agencies. Morningstar, Lipper and other mutual fund rating agencies may also receive the Fund’s full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Other than as described above, the Fund does not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. Although disclosures to persons other than those described above are not anticipated, the President of the Fund may authorize disclosure of the Fund’s portfolio securities in extraordinary cases. Any such disclosures will be reported to the Board on a periodic basis. Neither the Fund nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND EXECUTIVE OFFICERS

The Role of the Board of Trustees. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser and the Fund’s administrator are responsible for the day-to-day management and administration of the Trust.

The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Massachusetts in this regard.

Board Structure and Leadership. The Board consists of three Trustees, all of whom, including the Chairman of the Board, are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). As noted above, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Board also has an Audit Committee, a Nominating Committee, and a Special Proxy Voting Committee, each of which is composed exclusively of all of the Independent Trustees.

The Board also completes an annual self-assessment. The self-assessment is wide ranging and includes review of the Board’s leadership and committee structure. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given all relevant considerations.

These considerations include: (i) the Adviser’s role in the operation of the Fund’s business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; and (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust.

The Board believes that the Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion.

The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee, his or her status as being an Independent Trustee.

In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Amell, significant financial accounting experience; Mr. McAfee, significant general business experience and specialized experience in the public utilities industry; Ms. Gonzales, significant experience serving as the president of a company.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser is primarily responsible for management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its Audit Committee addresses aspects of risk oversight. In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser, including regarding the Fund’s investment portfolios, the Fund’s compliance with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures, and meets with the Fund’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The names of the Trustees are listed below along with a description of their principal occupations over at least the last five years. The business address of each Trustee and Officer is: c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

The following table provides information regarding each Independent Trustee:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James E. Amell Born in 1959	Trustee	Since 2017	Director and Shareholder of MMB+CO (CPA Firm) (1981-Present).	1	None
Keith P. McAfee Born in 1963	Chairman of the Board and Trustee	Chairman of the Board since December 2023, Trustee since 2017	Retired (2020 -Present); Vice President of Electric Operations for New York, National Grid (2011-2020); Employee, National Grid (1992-2020).	1	None
Amie Gonzales Born in 1980	Trustee	Since 2021	President, Hunt Companies Inc. (2019 - Present); Project Manager, Hunt Companies Inc. (2012-2019).	1	None

The following table provides information regarding Principal Officers who are not Trustees:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James Colantino Born in 1969	President	Since 2012	Senior Vice President of Fund Administration (2012-Present), Ultimus Fund Solutions, LLC.	N/A	None
James Ash Born in 1976	Chief Compliance Officer	Since 2019	Senior Vice President and Head of Fund Compliance (since 2023) and Senior Compliance Officer, Northern Lights Compliance, LLC (2019-2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019).	N/A	None
Richard Gleason Born in 1977	Treasurer	Since 2017	Assistant Vice President of Fund Administration (2012-Present), Ultimus Fund Solutions, LLC.	N/A	None
Jared Lahman Born in 1986	AML Compliance Officer	Since 2022	Compliance Analyst II, Northern Lights Compliance Services, LLC (2019 - Present).	N/A	None
Sean Lawler Born in 1987	Secretary	Since 2020	Senior Legal Administrator (2020 - Present), Ultimus Fund Solutions, LLC; Legal Administrator (2014-2020), Gemini Fund Services, LLC.	N/A	None

*	Officers of the Trust are elected annually.

BOARD COMMITTEES

The Audit Committee, Nominating Committee and Special Proxy Voting Committee of the Board are composed of each of the Independent Trustees (Messrs. James E. Amell and Keith P. McAfee, and Ms. Gonzales). Mr. Amell acts as the chairperson of the Audit Committee and Mr. McAfee acts as the chairperson of the Nominating Committee. The Audit Committee oversees the Fund’s financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants. The Audit Committee met two times during the fiscal year ended November 30, 2023. The Nominating Committee recommends candidates for appointment or election to serve as Trustees of the Trust. The Nominating Committee did not meet during the fiscal year ended November 30, 2023. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s investment adviser (see Proxy Voting Policy and Procedures below). During the fiscal year ended November 30, 2023, the Special Proxy Voting Committee did not meet.

PROXY VOTING POLICY AND PROCEDURES

The Board has established a Special Proxy Voting Committee (the “Committee”) that is exclusively composed of all of the Independent Trustees of the Trust, and has adopted a written Special Proxy Voting Committee Charter (“Voting Committee Charter”). The purpose of the Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s adviser. Because authority for routine proxy voting for securities held by the Trust has been delegated to the Trust’s adviser by the Board, votes referred to the Committee by the adviser shall be limited to those identified by the adviser under its proxy voting policy to both (i) involve a conflict of interest of the adviser, and (ii) to be impractical and inappropriate to resolve by following the voting recommendation of an independent firm.

Attached as Appendix A to this Statement of Additional Information is the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities. In discharging its duties, the Committee considers only the best interests of the Trust’s shareholders, as represented by actions believed in good faith to maximize the value of the concern whose shares are being voted. To carry out its purpose, the Committee has the power to retain independent fiduciaries, consultants, or professionals at the expense of the appropriate Fund(s) of the Trust and/or to delegate voting powers to such fiduciaries, consultants, or professionals. The Committee also has the power to request that the Trust’s adviser provide information and access to its staff with respect to the nature of the proxy vote referred to it, the nature of the conflict of the adviser, and the analysis of the adviser. A simple majority of members shall constitute a quorum and actions may be taken by a majority vote at any meeting at which a quorum is present. All actions taken by the Committee are required to be reported to the Board no later than at the Board’s next regularly scheduled quarterly meeting.

The full Board retains overall responsibility for the Trust’s proxy voting policies and practices and will annually review formally these matters, including the continued appropriateness of (i) the delegation of routine proxy matters to the adviser, and (ii) the Committee and the Voting Committee Charter.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request by calling toll-free, 1-888-350-2990, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-888-350-2990 and will be sent within three business days of receipt of a request.

SHARE OWNERSHIP IN FUND

The following table shows each Trustee’s ownership in securities of the Fund as of the calendar year ended December 31, 2023:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND FAMILY
Disinterested Trustees:
James E. Amell	$1 - $10,000	$1 - $10,000
Keith P. McAfee	$1- $10,000	$1 - $10,000
Amie Gonzales	None	None

COMPENSATION

For their service as Trustees of the Trust, the Trustees are entitled to receive an aggregate fee of $2,000 per year and $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. None of the executive officers receive compensation from the Fund. The following table provides the amount of compensation paid to the Trustees during the fiscal year ended November 30, 2023:

NAME AND POSITION	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO TRUSTEES
James E. Amell	$5,000	None	None	$5,000
Amie Gonzales	$5,000	None	None	$5000
Keith P. McAfee	$5,000	None	None	$5,000
John C. Olsen	$5,000	None	None	$5,000

*	Resigned as Trustee on January 16, 2024.

PORTFOLIO TURNOVER

In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of U.S. federal income and excise tax liabilities, the Fund must distribute substantially all of their net income and gain to shareholders generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement.

The Fund do not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

For the fiscal years ended November 30, 2022 and November 30, 2023, the portfolio turnover rates for the Fund were 7% and 8%, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 4, 2024, Glens Falls National Bank and Trust Company had investment authority with respect to more than 50% of the outstanding shares of the Fund. Therefore, Glens Falls National Bank and Trust Company may be deemed to control the Fund. Any investor owning or controlling more than 50% of the value of the outstanding shares of the Fund may take actions without the approval of any other investor who invests in the Fund.

As of March 4, 2024, the following persons owned 5% or more of the Fund:

NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Arrow Financial Corp. Pension Plan* 250 Glen Street Glens Falls, NY 12801	16.2%	Beneficial
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	84.03%	Beneficial

*	Shares owned by Arrow Financial Corp. Pension Plan are held of record by the SEI Private Trust Company. Therefore, the “percentage owned” figures shown for SEI Private Trust Company include the shares owned by Arrow Financial Corp. Pension Plan.

As of March 4, 2024, the Trustees and officers, as a group, beneficially owned less than 1% of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

The Adviser has been retained under an Investment Advisory Agreement with the Trust, on behalf of the Fund, to serve as the investment adviser to the Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the SEC. The address of the Adviser is 250 Glen Street, Glens Falls, NY 12801.

Under the terms of the Investment Advisory Agreement, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio.

The Adviser provides the Fund with investment advice, supervises the Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser. To compensate the Adviser for its services, the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser has agreed to waive, through March 31, 2025, a portion of its advisory fees for the Fund, which will reduce the 0.75% contractual fee rate by 0.05% to 0.70%, such waiver to be effective April 1, 2024. This waiver may not be terminated prior to that date without the approval of the Trustees of the Trust.

For the fiscal years ended November 30, 2021, November 30, 2022, and November 30, 2023 the Adviser received advisory fees of $1,230,738, $1,055,929, and $926,711, respectively, from the Fund.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to manage the Fund in accordance with applicable laws and regulations of the SEC regarding investment companies and investment advisers.

In accordance with these regulations, the Adviser will not invest the Fund’s assets in stock or obligations of, or property acquired from, the Adviser, its affiliates or directors, officers or employees, and assets of the Fund will not be sold or transferred, by loan or otherwise, to the Adviser or persons connected with the Adviser as described above.

The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of the Trust or the Adviser. The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days’ written notice. No person other than the Adviser regularly furnishes advice to the Fund with respect to the desirability of the Fund’s investing in, purchasing or selling securities.

CODE OF ETHICS

The Board has determined that the personnel of the Trust may engage in personal trading in compliance with general fiduciary principles that are incorporated into the Trust’s Code of Ethics. This Code of Ethics substantially complies in all respects with Rule 17j-1 under the 1940 Act. It is noted that under the Code: (1) the independent Trustees of the Trust are not required to pre-clear personal securities transactions, and (2) the independent Trustees need not report transactions where they were not provided with information about the portfolio transactions contemplated for the Fund or executed for the Fund for a period of 15 days before and after such transactions.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a combined Fund Services Agreement effective February 1, 2010 (the “Agreement”) with the Trust on behalf of the Fund, Ultimus provides all administrative, fund accounting and transfer and dividend disbursing agency services necessary for the Fund, subject to the supervision of the Trust’s Board, which includes providing persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Agreement is terminable by the Board of the Trust or Ultimus on ninety days’ written notice and may not be assigned by the Trust without prior written consent of Ultimus. The Agreement was initially approved by the Board of Trustees at a meeting held on January 26, 2010, and is subject to annual approval of the Board for one-year periods thereafter. The Agreement provides that in the absence of willful misconduct, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations there under, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the services rendered to the Fund by Ultimus, the Fund pays Ultimus the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pay Ultimus for certain other additional expenses and out-of-pocket expenses.

ADMINISTRATION SERVICES

Under the Agreement, Ultimus provides facilitating administrative services, including, among other things: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) monitoring the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

FUND ACCOUNTING SERVICES

Ultimus, pursuant to the Agreement, provides the Fund with accounting services, including, among other things: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of shares outstanding and other data with the transfer agent; (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances between the Fund’s custodian and Adviser; and (vi) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fiscal years ended November 30, 2021, November 30, 2022, and November 30, 2023 the Fund incurred administration and fund accounting fees of $213,475, $193,362, and $182,801 respectively.

TRANSFER AGENT SERVICES

Under the Agreement, Ultimus acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund. In this capacity, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For the fiscal years ended November 30, 2021, November 30, 2022, and November 30, 2023 the Fund incurred transfer agency fees of $35,905, $37,566, and $42,480 respectively. Ultimus’ transfer agency business is located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon (the “Custodian”), located at 240 Greenwich Street, New York, NY 10286, serves as custodian for the Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Under the Custody Agreement with the Custodian, Ultimus serves as custody administrator on behalf of the Fund, and provides custody administration services for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

DISTRIBUTOR

Northern Lights Distributors, LLC (“the Distributor”), an affiliate of Ultimus, has entered into an Underwriting Agreement with the Trust to serve as the principal underwriter for the Fund and the distributor for the Fund’s shares. The Underwriting Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Underwriting Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act. The address of the Distributor is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

OTHER EXPENSES

The Fund pays certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator and the Transfer Agent, are deducted from the income of the Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs and expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and their shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders’ meetings and proxy solicitations.

PORTFOLIO MANAGERS

Ms. Alina Kindron, is a co-portfolio manager of the Fund. Ms. Kindron shares responsibilities for the day-to-day management of the Fund. As of November 30, 2023, Ms. Kindron was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies(1)	1	$116,864,714	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	371	$234,194,735	0	0

(1)	Includes the Fund.

Ms. Kindron is compensated for her services by the Adviser and GFNB. Ms. Kindron’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB. Her compensation is not based on the Fund’s pre- or after-tax performance nor is it based on the value of assets held in the Fund.

Mr. Adam M. Horowitz, is a co-portfolio manager of the Fund. Mr. Horowitz shares responsibility for the day-to-day management of the Fund. As of November 30, 2023, Mr. Horowitz was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies(1)	1	$116,864,714	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	366	$347,730,892	0	0

(1)	Includes the Fund.

Mr. Horowitz is compensated for his services by the Adviser and GFNB. Mr. Horowitz’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB. His compensation is not based on the Fund’s pre- or after-tax performance nor is it based on the value of assets held in the Fund.

Mr. Frederick J. Schwerd, is a co-portfolio manager of the Fund. Mr. Schwerd shares responsibility for the day-to-day management of the Fund. As of November 30, 2023, Mr. Schwerd was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies(1)	1	$116,864,714	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	346	$387,047,316	0	0

(1)	Includes the Fund.

Mr. Schwerd is compensated for his services by the Adviser and GFNB. Mr. Schwerd’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB. His compensation is not based on the Fund’s pre- or after-tax performance, nor is it based on the value of assets held in the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of November 30, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Alina Kindron	None
Adam Horowitz	None
Frederick Schwerd	None

The Adviser is a wholly owned subsidiary of GFNB, a federally chartered commercial bank located in Glens Falls, NY. The Adviser shares personnel and resources with the Trust Department of GFNB which presents the possibility of conflicts between the Adviser’s actions on behalf of the Fund and GFNB’s actions on behalf of its Trust clients. The Adviser and GFNB have implemented procedures to identify situations where conflicts may occur and to prevent preference being shown to one group of investors over another.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

The Fund’s assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board may issue from time to time. The Adviser will select broker-dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Fund paid the following brokerage commissions for the indicated fiscal years:

Fiscal Year Ended 11/30/21	Fiscal Year Ended 11/30/22	Fiscal Year Ended 11/30/23
$3,039	$2,808	$3,493

“Soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow the Adviser to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Fund at this time pays no brokerage commissions under soft dollar arrangements.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

In General

The Fund has elected to be treated and intends to qualify for treatment each year as a “regulated investment company” (“RIC”) under Subchapter M of the Code. By so qualifying, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends.

To qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (1) in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or two or more issuers, that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (2) in the securities of one or more QPTPs; and

(c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid–generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such taxable year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a QPTP (a partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.

In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund were to fail to meet the tests described in paragraphs (a), (b) and (c) above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such a failure for any year, or if the Fund were otherwise to fail to qualify as a RIC that is accorded special tax treatment under Subchapter M of the Code for such year, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or later if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.

For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or later if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. The Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by the Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

As of November 30, 2023, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$720,087	$16,160,452	$—	$—	$—	$68,904,187	$85,784,726

In addition, under Code sections 382 and 383, if the Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Under the Code, distributions are taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders will generally be subject to U.S. federal income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that the Fund owned for one year or less, except that “qualified dividend income” received by certain noncorporate shareholders, as described below, is taxed at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions that are attributable to the excess of the Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income, regardless of the length of time such shareholder has held his or her Fund shares. Long-term capital gain or loss are generally recognized on securities held by the Fund for more than one year, and short-term capital gain or loss on securities it has held for one year or less. For U.S. federal income tax purposes, any distribution that is paid to shareholders in January is deemed to have been paid by the Fund on December 31 of the preceding year if it was declared and payable to shareholders of record by the Fund on a date in October, November or December of the prior calendar year. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income” that is eligible for taxation at net capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend is not treated as qualified dividend income at either the Fund or shareholder level (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund may be eligible for the dividends-received deduction generally available to corporations, to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares.

Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. The Fund is required to distribute realized income and gains even when the Fund’s net asset value also reflects unrealized losses.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sales or Redemptions of Fund Shares

Any gain or loss realized from the sale or redemption of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, any loss realized on the sale of Fund shares held by a shareholder for six months or less, will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder redeemed. See the Fund’s Prospectus for more information.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to certain shareholders (“backup withholding”). Backup withholding will generally be required for shareholders who: (i) fail to provide the Fund with their correct taxpayer identification number, (ii) have under-reported certain income, (iii) fail to make required certifications, or (iv) who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax.

Any such withheld amounts may be credited against the shareholder’s U.S. Federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Fund

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation,(ii) the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and(iii)the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, the IRS and the Department of Treasury have announced their intent to issue proposed regulations providing that Section 451 does not apply to accrued market discount. If Section 451 were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements, even if the Fund does not otherwise elect to accrue market discount currently for federal income tax purposes.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”).

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a qualifying real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year.

Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts certain foreign currency positions and certain listed non-equity options) entered into by the Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing, and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

The Fund’s investments in commodity-linked instruments, if any, can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income, if any. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax.

In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund’s yield on (and taxable income attributable to) securities subject to such taxes.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.”

Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Non-U.S. Investors

Fund investors that are not “U.S. persons” within the meaning of the Code should consult their tax advisors with respect to the specific tax consequences to them of purchasing, holding, and disposing of shares of the Fund.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays.

If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The U.S. federal income tax discussion set forth above is for general information only and is only a summary of some of the tax considerations generally affecting the Fund and their shareholders. No attempt has been made to discuss individual tax consequences.

To determine whether the Fund is a suitable investment based on their tax situation, prospective investors should consult their tax advisor regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund as well as the effects of foreign, state and local tax law and any proposed tax law changes.

VOTING AND OWNERSHIP OF SHARES

Each share of the Fund has one vote in the election of Trustees. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

PURCHASE OF SHARES

Shares of the Fund may be purchased at the net asset value per share next determined after receipt of an order by the Fund’s Transfer Agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment in the Fund is $500 and the minimum subsequent investment for all accounts is $100.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

The North Country Funds

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

REDEMPTION OF SHARES

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said stock exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in “good order”, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder’s Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more, a Medallion Signature Guarantee must be provided from an “eligible guarantor institution,” which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a Medallion Signature Guarantee program. Signature guarantees by notaries public are not acceptable.

The purpose of a Medallion Signature Guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder’s address of record. Share purchases and redemptions are governed by Massachusetts law.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages frequent trading and do not have in place any arrangements to permit any person to engage in frequent trading in the Fund.

DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared as dividends and paid annually for the Fund. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

Distributions from the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

The method for determining the Fund’s net asset value is summarized in the Prospectus in the text following the heading “WHEN AND HOW NAV IS DETERMINED”. The net asset value of the Fund’s shares is determined as of the close of trading (generally 4:00 p.m.) on each day on which the New York Stock Exchange (the “NYSE”) is open, provided that the net asset value need not be determined on days when none of the Fund’s shares are tendered for redemption and no order for the Fund’s shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of the Fund, are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as Independent Registered Public Accounting Firm for the Fund.

OTHER INFORMATION

The Trust has filed a registration statement under the Securities Act and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC. For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Fund’s Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Fund’s Prospectus and this Statement of Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Fund’s financial statements and independent auditors’ report for the fiscal year ended November 30, 2023 required to be included in the Statement of Additional Information are hereby incorporated by reference. A copy of the Fund’s Annual Report may be requested, free of charge, by calling the Fund at (888)350-2990.

APPENDIX A

PROXY VOTING POLICY

Under the terms of its standard Investment Advisory Agreement, North Country Investment Advisers, Inc. (NCIA) may be delegated the authority to vote proxies solicited in connection with clients’ portfolio securities. Where such delegation has occurred, the following policy will be in effect to ensure that such proxies are voted in the best interests of those clients.

●	NCIA will vote all proxies solicited with respect to clients’ securities unless it determines that it is not in the client’s best interest to do so. Reasons for a determination not to vote a particular proxy will be documented.

●	NCIA will generally utilize the Proxy Voting Guidelines (the “Guidelines”), as established by Institutional Shareholder Services, Inc. (ISS), in voting proxies, as such may be revised or modified by ISS from time to time. The Guidelines set forth the general recommendations of ISS on how to vote on various issues that may be the subject of a proxy solicitation. ISS is a widely recognized proxy voting service that provides comprehensive analysis of proxy issues.

●	Matters identified by ISS as “Non-routine” will be reviewed by the NCIA Investment Policy Committee (IPC) for a determination as to how to vote the proxy. In addition to the general Guidelines, IPC may take into account the specific recommendation of ISS on the matter, if any, and any other pertinent factors in making its decision.

●	The Guidelines and the criteria used by ISS for the establishment of its proxy voting guidelines, as well as the overall service provided by ISS will be reviewed by the IPC on an annual basis.

●	All proxies will be reviewed to determine if there exist any conflicts between the interests of NCIA (or any affiliated entities) and the interests of any client. Conflicts may consist of business or personal relationships with:(i) a company whose securities are held in a client’s portfolio (a “Portfolio Company”), (ii) a person or company engaging in a proxy contest with a portfolio company (a “Contestant”), or(iii) any director or nominee for director of a Portfolio Company or Contestant.

If any conflict of interest with respect to a proxy is identified, the conflict will be disclosed to any affected clients who may then direct how the proxy is to be voted or select an independent third party to direct how the proxy is to be voted. At the discretion of the client, this direction may be to vote the proxy in accordance with the specific ISS recommendation on the matter, if any. If there is a proxy conflict and the client is an affiliated mutual fund, NCIA will seek direction from the independent board members of the fund on how to vote the proxy.

●	Copies of this Proxy Voting Policy will be provided to all clients of NCIA. In addition, copies of any procedures adopted by NCIA to implement this policy will be provided to any clients upon request.

●	Records of the votes cast on client proxies will be maintained by NCIA and made available to clients upon request. Clients of NCIA may obtain records of how proxy votes were cast on the securities in their portfolios by contacting NCIA at:

250 Glen Street

Glens Falls, NY 12801

(518) 745-1000

Originally Approved: May 28, 2003

The Board of Directors

North Country Investment Advisers, Inc.

Rev. 8/31/16

A-1

PART C

Item 28. Exhibit Number	Description of Exhibit
(a)	Agreement and Declaration of Trust, filed on September 13, 2000 in the Registrant’s Registration Statement on Form N-1A, incorporated herein by reference.
(b)	Amended and Restated By-laws dated April 18, 2006, filed on March 30, 2007, in Post-Effective Amendment No.7, incorporated herein by reference.
(c)	Not Applicable.
(d)	Form of Investment Advisory Agreement, filed on September 13, 2000 in the Registrant’s Registration Statement on Form N-1A, incorporated herein by reference.
(e)	Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC, dated February 1, 2019, filed on March 27, 2019 in Post-Effective Amendment No. 28, incorporated herein by reference.
(e) (1)	Fee Waiver Letter Agreement from North Country Investment Advisers, Inc. with respect to the Fund, filed herewith.
(f)	Not Applicable.
(g)	Custody Agreement between the Registrant and The Bank of New York filed on March 28, 2003 in Post-Effective Amendment No. 2, incorporated herein by reference.
(g) (1)	Form of Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon (fka The Bank of New York) filed on March 26, 2013 in Post-Effective Amendment No.16, incorporated herein by reference.
(h)	Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, dated October 19, 2021, filed on March 29, 2022 in Post-Effective Amendment No. 34, incorporated by reference.
(h) (1)	Form of Administration & Fund Accounting Services Agreement between the Registrant and Gemini Fund Services, LLC, as revised January 23, 2007, with amended Schedule A thereto dated July 24, 2007 filed on March 27, 2008 in Post-Effective Amendment No. 8, incorporated herein by reference.
(h) (2)	Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, filed on March 26, 2004 in Post-Effective Amendment No. 3, incorporated herein by reference.
(h) (3)	Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC, dated January 1, 2022, filed on March 29, 2022 in Post-Effective Amendment No. 34, incorporated by reference.
(i)	Opinion of Ropes & Gray as to the legality of the securities being registered, filed on September 13, 2000 in the Registrant’s Registration Statement on Form N-1A, incorporated herein by reference.
(j)	Consent of Cohen & Company, Ltd. – filed herewith.
(j) (1)	Consent of Ropes & Gray LLP – filed herewith.
(k)	Not Applicable.
(l)	Form of Purchase Agreement, filed on December 21, 2000 in Pre-Effective Amendment No. 1, incorporated herein by reference.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p) (1)	Revised Code of Ethics of the Adviser filed herewith.
(p) (2)	Revised Code of Ethics of Registrant filed on January 29, 2010 in Post-Effective Amendment No.10, incorporated herein by reference.
(p) (3)	Code of Ethics of the Ultimus Group, LLC Subsidiaries (Northern Lights Distributors, LLC is a subsidiary of the Ultimus Group, LLC) - filed on March 29, 2023 in Post-Effective Amendment No. 36 incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

Not applicable

Item 30.	Indemnification.

(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) Reference is made to Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust dated June 1, 2000, filed on September 13, 2000, in the Registration Statement on Form N-1A, incorporated herein by reference.

(c) Reference is made to Article 4 of the Registrant’s Amended and Restated By-laws dated April 18, 2006, filed on March 30, 2007, in Post-Effective Amendment No.7, incorporated herein by reference.

(d) Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy.

(e) Reference is made to Sections 8 and 9 of The Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC (“NLD”), (filed as Exhibit (e) (1) and incorporated by reference herein), which provides for reciprocal indemnity of NLD and the Registrant.

(f) Reference is made to Section 12 of the Investment Advisory Agreement between the Registrant and North Country Investment Advisers, Inc., (NCIA), (filed as Exhibit (d) and incorporated by reference herein), which provides for reciprocal indemnity of NCIA and the Registrant.

(g) Reference is made to Section 4 of the Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC (Ultimus), (filed as Exhibit (h) and incorporated by reference herein), which provides for reciprocal indemnity of Ultimus and the Registrant.

(h) Reference is made to Section 6 of the Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC (NLCS), (filed as Exhibit (h) (4) and incorporated by reference herein), which provides for reciprocal indemnity of Ultimus and the Registrant.

Item 31.	Business and Other Connections of Investment Advisers.

Besides serving as investment adviser to each Fund, the Adviser is not currently (and has not during the past two years) engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, vocation or employment of a substantial nature of the Adviser and its officers is incorporated by reference to the information contained in Part B of this Registration Statement.

The information required by this Item 25 with respect to each officer, director or partner of the Adviser is incorporated by reference to Form ADV filed by North Country Investment Advisers, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-58290).

Item 32.	Principal Underwriters.

(a)       Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following: AdvisorOne Funds, Boyar Value Fund Inc., Copeland Trust, Equinox Funds Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, New Age Alpha Trust , North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Investment Access Fund, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust Uncommon Investment Funds Trust .and Unified Series Trust.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. NLD is an affiliate of Ultimus. To the best of Registrant’s knowledge, the following are the managers and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
William Strait	Secretary, General Counsel, and Manager	None
Stephen Preston	Chief Compliance Officer, Financial Operations Principal, AML Compliance Officer	None
Melvin Van Cleave	Chief Information Securities Officer	None
David James	Manager	None

(c) Not applicable.

Item 33.	Location of Accounts and Records

The accounts and records of the Trust required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are located, in whole or in part, at Ultimus, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 (records relating to its functions as Administrator and Fund Accountant); at Ultimus, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its function as Transfer Agent). Custodial records are maintained at the offices of The Bank of New York Mellon, the Custodian, located at 240 Greenwich Street, New York, New York 10286.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 37 under the Securities Act and Amendment No. 38 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 28th day of March, 2024.

THE NORTH COUNTRY FUNDS

By:	/s/ JAMES R. COLANTINO
James R. Colantino
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

/s/ JAMES E. AMELL*	Trustee	March 28, 2024
James E. Amell

/s/ KEITH P. MCAFEE*	Trustee	March 28, 2024
Keith P. McAfee

/s/ AMIE GONZALES*	Trustee	March 28, 2024
Amie Gonzales

/s/ JAMES R. COLANTINO	President	March 28, 2024
James R. Colantino	Principal Executive Officer

/s/ RICHARD GLEASON	Treasurer	March 28, 2024
Richard Gleason	Principal Financial Officer

/s/ BRIAN D. MCCABE		March 28, 2024
*By Brian D. McCabe,

Attorney-in-fact pursuant to powers of attorney filed herewith.

POWER OF ATTORNEY

James E. Amell, whose signature appears below, does hereby constitute and appoint Brian D. McCabe, Gregory D. Sheehan, and Grant Garber, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Dated: October 17, 2017	/s/James E. Amell
James E. Amell

POWER OF ATTORNEY

Keith P. McAfee, whose signature appears below, does hereby constitute and appoint Brian D. McCabe, Gregory D. Sheehan, and Grant Garber, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Dated: October 17, 2017	/s/Keith P. McAfee
Keith P. McAfee

POWER OF ATTORNEY

Amie Gonzales, whose signature appears below, does hereby constitute and appoint Brian D. McCabe, Matthew Micklavzina and Sarah Clinton, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The North Country Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Dated: March 18, 2021	/s/Amie Gonzales
Amie Gonzales

EXHIBIT INDEX

Item 28 Number	Description of Exhibit
(e)(1)	Fee Waiver Letter Agreement from North Country Investment Advisers, Inc.
(j)	Consent of Cohen & Company, Ltd.
(j)(1)	Consent of Ropes & Gray LLP.
(p)(1)	Code of Ethics of North Country Investment Advisers, Inc.